EXHIBIT 10f3


                    THE FRANKLIN LIFE INSURANCE COMPANY

                            HOWARD C. HUMPHREY

                              TRUST AGREEMENT





              THIS AGREEMENT, made as of the 16th day of December 1993,

among HOWARD C. HUMPHREY, THE FRANKLIN LIFE INSURANCE COMPANY, an Illinois

corporation (the "Company"), and BANK ONE, Springfield (State Association),

incorporated under the laws of the State of Illinois (the "Trustee").



                           W I T N E S S E T H :



              WHEREAS, the Company has incurred and expects to continue to incur certain retirement income liability to or with respect to HOWARD C.

HUMPHREY (the "Executive") pursuant to the terms of the Company's

Supplemental Retirement Plan (herein referred to as the "Plan"); and



              WHEREAS, the Company desires to provide additional assurance to the Executive that his rights under the Plan will in the future be met or substantially met by application of the procedures set forth herein; and



              WHEREAS, the Executive and the Company wish to establish with the Trustee a trust for the benefit of the Executive in order to provide a source of payments of the benefits payable to the Executive under the terms of the Plan;



              NOW, THEREFORE, in consideration of the premises and mutual and independent promises herein, the parties hereto covenant and agree as follows:

                                 ARTICLE I



              1.1  The Executive and the Company hereby establish with the

Trustee a Trust consisting of such sums of money and such property acceptable to the Trustee as shall from time to time be paid or delivered to the Trustee by the Company and the earnings and profits thereon.  All such money and property, all investments made therewith and proceeds thereof, less the payments or other distributions which, at the time of reference, shall have been made by the Trustee, as authorized herein, are referred to herein, as the "Fund" and shall be held by the Trustee, IN

TRUST, in accordance with the provisions of this Agreement.  The Trust shall be solely for the purpose of providing benefits under the Plan with respect to the Executive, and neither the Company nor any creditors of the

Company shall have any interest in the Fund.



              1.2  The Trustee shall hold, manage, invest and otherwise

administer the Fund pursuant to the terms of this Agreement.  The Trustee shall be responsible only for contributions actually received by it hereunder and shall have no responsibility for the correctness of the amount thereof.  Upon the establishment of the Trust, and from time to time thereafter, the Company shall contribute to the Trust, unless otherwise directed by the Executive to make such contributions to a segregated account established with the Trustee or other bank, trust company or other financial institution by or for the benefit of the Executive pursuant to the Plan ("Segregated Account"), such amount in cash as the Company shall determine to be appropriate to provide a source of the payments required under the terms of the Plan.  Prior to the making of any contribution to

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


the Trust, the Company shall have approved the establishment of a

Segregated Account of the Executive, the terms and provisions thereof, and the bank, trust company or other financial institution with which such

Segregated Account may be established.  The initial contribution by the

Company shall be in amount approximately equal to the present value of the after tax equivalent of the aggregate maximum benefits that would be due to the Executive as of such date under of the Plan, or such lesser amount as the Company shall determine.  Unless there has been a withdrawal by the

Executive from the Trust as provided in Section 2.4, or from the

Executive's Segregated Account, as to which the Company has not determined otherwise, the Company will make additional annual contributions to the

Trust or Segregated Account in amounts such that the amount of the Fund,

together with the amount in the Executive's Segregated Account, at such time will be approximately equal to the present value of the after tax equivalent of the Executive's accrued benefits under the Plan at that time,

or in such lesser amounts as the Company shall determine.  Unless the Trust has previously been terminated as a result of the Executive's actual or deemed withdrawal of all amounts in the Fund, as provided in Section 8.1 and in his Segregated Account, the Company also shall make a final contribution to the Trust as promptly as practicable after the Executive's termination of employment in an amount such that the amount of the Fund,

together with the amount, if any, in the Executive's Segregated Account,

except for any amounts which are attributable to amounts deemed withdrawn previously and income earned thereon, will be approximately equal to (i)

the present value of the after tax equivalent of the Executive's accrued benefit under the Plan or, if the termination of employment is by reason of the death of the Executive, the spouses benefit payable under the Plan to the Executive's Surviving Spouse (as defined in the Plan), if any, reduced

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


by (ii) the amounts of any actual withdrawals from the Fund or from the

Executive's Segregated Account by the Executive as provided in Section 2.4 plus the income which would have been earned on such withdrawn amounts from the time of withdrawal to the time of the Executive's termination of employment, at a rate equal to 120% of the applicable monthly immediate annuity interest purchase rate which would be used by the Pension Benefit

Guaranty Corporation from time to time during such period for the purpose of determining the present value of a single sum distribution on plan termination.



              1.3  The Company shall certify to the Trustee and the

Executive at the time of each contribution to the Fund the amount of such contribution being made in respect of the Executive's supplemental retirement benefit under the Plan.  The Fund shall be revalued by the

Trustee quarterly as of the last business day of each March, June,

September and December, or at such other times as agreed to by the Company and the Trustee, at current market values, as determined by the Trustee,

which shall promptly deliver a copy of such quarterly valuation to the

Company and the Executive.





                                ARTICLE II



              2.1  The Company shall act as Administrator of the Trust.

Except for the records dealing solely with the Fund and its investment,

which shall be maintained by the Trustee, the Company as Administrator shall maintain all the Executive's records contemplated by the Agreement,

including records of the Executive's compensation and benefits from the

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Company, the amount of his benefits accrued under the Plan, the Company's contributions to the Fund, withdrawals from the Fund as provided in Section

2.4 or from the Executive's Segregated Account, the Executive's beneficiary designation and such other records as may be necessary for determining the amount payable to the Executive or his Surviving Spouse or other beneficiary under the Plan.  All such records shall be made available promptly upon the request of the Trustee or the Executive.  In the event that the Executive's Segregated Account is not maintained with the Trustee,

the Company shall give written notice to the Trustee as to the identity of the bank, trust company or other financial institution with which the

Segregated Account is maintained.  In such case, the Company also shall give notice to the Trustee in the event of a withdrawal by the Executive of any or all of the funds in his Segregated Account.  Unless the Trust has previously terminated as provided in Section 8.1, the Company shall give written notice to the Trustee of the Executive's termination of employment,

and as to whether such termination is by reason of the death of the

Executive.  The Company shall also prepare and distribute the Executive's annual estimated benefit statements specified in Section 2.2 and shall perform such other duties and responsibilities in connection with the administration of the Trust as the Company or the Trustee determines is necessary or advisable to achieve the objectives of this Agreement.



              2.2  The Company as Administrator shall prepare an annual

estimated benefits statement in respect of the Executive and shall furnish a copy of same to the Executive by no later that May 15 of each year.



              2.3  The Company shall have full responsibility for the

proper remittance of all withholding taxes on contributions by the Company

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


to the Trust to the appropriate taxing authority and shall furnish the

Executive with the appropriate tax information form reporting the amounts of such distributions and any withholding taxes.  The Trustee shall have responsibility for the preparation and filing with the appropriate taxing authorities of all tax returns required to be filed for the Trust.



              2.4  Subject to the next to the last sentence of Section 5.2,

the Executive may withdraw all or any portion of the Fund, in cash or, to the extent practicable, in kind at any time upon written notice of not less than sixty (60) days to the Company and the Trustee.  Prior to any such withdrawal, the Trustee shall notify the Company in writing of such withdrawal and the amount thereof, and as to whether or not such withdrawal is a complete withdrawal of all amounts in the Fund.  In the event of an withdrawal by the Executive from his Segregated Account, the Company shall promptly notify the Trustee in writing of such withdrawal and the amount thereof, and as to whether or not such withdrawal is a complete withdrawal of all amounts in the Segregated Account.  In the event of any such withdrawal from the Fund, or from the Executive's Segregated Account, for the purposes of Sections 1.2 and 8.1 the Executive shall be deemed to have made a complete withdrawal of all amounts in the Fund and in his Segregated

Account, unless the Company shall determine that the Executive shall not be deemed to have made such a complete withdrawal.  The Company shall promptly notify the Trustee in writing of any such determination.  Except as otherwise determined by the Company, in the event of any such withdrawal from the Fund, or from the Executive's Segregated Account, no further contributions shall be made thereafter by the Company to the Trust until the Executive's termination of employment, at which time if the Trust has not previously been terminated as a result of the Executive's actual or

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


deemed withdrawal of all amounts in the Fund and in his Segregated Account a final contribution by the Company may be made as provided in Section 1.2.



    2.5  The Executive may elect to transfer all or any portion of the Fund to his Segregated Account, in cash or, to the extent practicable, in kind,

at any time upon written notice of not less than sixty (60) days to the

Company and the Trustee and the financial institution with which the

Segregated Account is established.  The Executive also may elect to transfer funds, in cash, from his Segregated Account to the Trust upon written notice of not less than sixty (60) days to the Company and the

Trustee, and funds so transferred shall be held by the Trustee as part of the Fund.  Such transfers between the Fund and the Executive's Segregated

Account shall not constitute withdrawals for purposes of Section 2.4.



    2.6  The Executive may designate a beneficiary to receive all or any portion of the Fund in the event of his death.  Such designation shall be in writing filed with the Company as Administrator on a form approved by it and signed by the Executive.  The Company shall promptly notify the Trustee of any such beneficiary designation and any changes therein.





                                ARTICLE III



              3.1  After the execution of this Agreement, the

Company shall promptly file with the Trustee a certified list of the names and specimen signatures of the officers of the Company and any delegee authorized to act for it.  The Company shall promptly notify the Trustee of the addition or deletion of any person's name to or from such list,

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


respectively.  Until receipt by the Trustee of notice that any person is no longer authorized so to act, the Trustee may continue to rely on the authority of the person.  All certifications, notices and directions by any such person or persons to the Trustee shall be in writing signed by such person or persons.  The Trustee may rely on any such certification, notice or direction purporting to have been signed by or on behalf of such person or persons that the Trustee believes to have been signed thereby.  The

Trustee may rely on any certification, notice or direction of the Company that the Trustee believes to have been signed by a duly authorized officer or agent of the Company.  The Trustee shall have no responsibility for acting or not acting in reliance upon any notification believed by the

Trustee to have been so signed by a duly authorized officer or agent of the

Company.  The Company shall be responsible for keeping accurate books and records with respect to the Executive, his compensation and his rights and interests in the Fund under the Plan.



              3.2  The Company shall indemnify and hold harmless the

Trustee for any liability or expenses, including without limitation advances for or prompt reimbursement of reasonable fees and expenses of counsel and other agents retained by it, incurred by the Trustee with respect to holding, managing, investing or otherwise administering the

Fund, other than by reason of its negligence or willful misconduct.





                                ARTICLE IV



              4.1  The Trustee shall not be liable in discharging its

duties hereunder, including without limitation its duty to invest and

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


reinvest the Fund, if it acts in good faith and in accordance with the terms of this Agreement including, without limitation, the making of any investment directed by the Executive or the Company, and any applicable federal or state laws, rules or regulations.



              4.2  The Trustee is hereby appointed as the investment

manager of the Fund.  In the event that the Trustee cannot serve as investment manager of the Fund, the Trustee shall then select Pacific

Investment Management Company as investment manager; provided that if

Pacific Investment Management Company is unwilling or unable to act as investment manager, the Trustee shall select J.P. Morgan Investment

Management Inc. as investment manager.  The Investment Manager shall invest the assets of the Fund solely in (a) direct, unconditional obligations of a solvent business corporation incorporated under the laws of the United

States of America or any state of the United States of America; (b) direct long term obligations of the United States of America or an agency or instrumentality thereof, for the payment of money, or obligations for the payment of money to the extent guaranteed or insured as to the payment of principal and interest by the United States of America; (c) short term debt instruments which are direct obligations of the United States of America;

(d) certificates of deposit of Bank One, Springfield; (e) commercial paper;

and (f) any money market vehicle of similar quality and objectives as set forth below chosen by the Trustee.

  Investments at the time of purchase must have predominant investment grade characteristics, carrying a Standard & Poor's Corporation bond rating of BBB- or better, and a Moody's Investment Services, Inc., bond rating of

Baa3 or better.  The overall average rating of the portfolio may not fall below A3 quality or above Aa2, using Moody's bond ratings, on a weighted

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


basis.  The average maturity of the Fund shall be maintained within the 8-

15 year range, except for temporary periods the Fund may be predominantly in liquid short term instruments.  Certificates of deposit with Bank One,

Springfield are limited to maturities not exceeding six months and in no event at the time of purchase shall certificates of deposit with Bank One,

Springfield exceed 10% of the aggregate market value of the Fund.

Commercial paper must carry a quality rating of A-1 from Standard & Poor's

Corporation or P-1 from Moody's Investment Services, Inc. and be limited to maturities of less that 61 days from the date of purchase.  Short term direct obligations of the United States must be limited to maturities not exceeding 180 days from the date of purchase.  The Investment Manager shall diversify the Fund's investments in a prudent manner, but in no event shall obligations of any one issuer (other than direct obligations of the United

States of America or obligations for the payment of principal or interest by an agency or instrumentality of the United States of America) exceed in aggregate 25% of the market value of the Fund at the time of purchase.  The

Investment Manager may, at its discretion, invest in Bank One, Springfield managed co-mingled funds, providing such participations substantially meet the Fund's stated overall objectives.  Subject to such investment restrictions, the Trustee shall have the power and right:

              (a)  To receive and hold all contributions

          made to it by the Company;

              (b)  To invest and reinvest all or any portion

          of the Fund collectively through the medium of any

          common, collective or commingled trust fund that

          may be established and maintained by the Trustee,

          subject to the instrument or instruments

          establishing such trust fund or funds and with the

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


          terms of such instrument or instruments, as from

          time to time amended, being incorporated into this

          Agreement to the extent of the equitable share of

          the Fund in any such common, collective or

          commingled trust fund;

              (c)  To participate in and use a book-entry

          system for the deposit and transfer of securities;

              (d)  To sell or exchange any property held by

          it at public or private sale, for cash or on

          credit, to grant and exercise options for the

          purchase or exchange thereof, to exercise all

          conversion or subscription rights pertaining to

          any such property and to enter into any covenant

          or agreement to purchase any property in the

          future;

              (e)  To participate in any plan of

          reorganization, consolidation, merger,

          combination, liquidation or other similar plan

          relating to property held by it and to consent to

          or oppose any such plan or any action thereunder

          or any contract, lease, mortgage, purchase, sale

          or other action by any person;

              (f)  To deposit any property held by it with

          any protective, reorganization or similar

          committee, to delegate discretionary power

          thereto, and to pay part of the expenses and

          compensation thereof and any assessments levied

          with respect to any such property so deposited;

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


              (g)  To extend the time of payment of any

          obligation held by it;

              (h)  To hold uninvested any moneys received by

          it, without liability for interest thereon, until

          such moneys shall be invested, reinvested or

          disbursed;

              (i)  To exercise all voting or other rights

          with respect to any property held by it and to

          grant proxies, discretionary or otherwise;

              (j)  For the purposes of the Trust, to borrow

          money from others, including Bank One,

          Springfield, to issue its promissory note or notes

          therefor, and to secure the repayment thereof by

          pledging any property held by it;

              (k)  To furnish the Company and the Executive

          with such information as may be needed for tax or

          other purposes;

              (l)  To employ suitable agents and counsel,

          who may be counsel to the Company or the Trustee,

          and to pay their reasonable expenses and

          compensation from the Fund to the extent not paid

          by the Company;

              (m)  To cause any property held by it to be

          registered and held in the name of one or more

          nominees, with or without the addition of words

          indicating that such securities are held in a

          fiduciary capacity, and to hold securities in

          bearer form;

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


              (n)  To settle, compromise or submit to

          arbitration any claims, debts or damages due or

          owing to or from the Trust, respectively, to

          commence or defend suits or legal proceedings to

          protect any interest of the Trust, and to

          represent the Trust in all suits or legal

          proceedings in any court or before any other body

          or tribunal; provided, however, that the Trustee

          shall not be required to take any such action

          unless it shall have been indemnified by the

          Company to its reasonable satisfaction against

          liability or expenses it might incur therefrom;

              (o)  To organize under the laws of any state a

          corporation or trust for the purpose of acquiring

          and holding title to any property which it is

          authorized to acquire hereunder and to exercise

          with respect thereto any or all of the powers set

          forth herein; and

              (p)  Generally, to do all acts, whether or not

          expressly authorized, that the Trustee may deem

          necessary or desirable for the protection of the

          Fund.



              4.3  No person dealing with the Trustee shall be under any obligation to see to the proper application of any money paid or property delivered to the Trustee or to inquire into the Trustee's authority as to any transaction.



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


              4.4  The Trustee shall distribute cash from the Fund in

accordance with Article II and VIII hereof.

              The Trustee may make any distribution required hereunder by mailing its check for the specified amount to the person to whom such distribution or payment is to be made, at such address as may be specified pursuant to Section 10.5, or if no such address shall have been so furnished, to such person in care of the Company, or (if so directed by the recipient) by crediting the account of such person or by transferring funds to such person's account by bank or wire transfer.



              4.5  If at any time there is no person authorized to act

under this Agreement on behalf of the Company, the Board of Directors of the Company shall have the authority to act hereunder.





                                 ARTICLE V



              5.1  The Executive, or in the event of the Executive's death the Executive's personal representative, shall be responsible for the payment of any federal, state or local taxes on the Fund, or any part thereof, and on the income therefrom, subject to the Company's obligation under the Plan to reimburse the Executive in respect of such taxes.



              5.2  For all periods prior to the Executive's termination of employment, and for a period of sixty (60) days thereafter and for any further period as may be authorized by the Company, the Company shall pay to the Trustee its reasonable expenses for the management, investment and administration of the Fund, including without limitation advances for or

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


prompt reimbursement of reasonable expenses of counsel and other agents employed by the Trustee, and reasonable compensation for its services as

Trustee hereunder, the amount of which shall be agreed upon from time to time by the Company and the Trustee in writing; provided, however, that if the Trustee forwards an amended fee schedule to the Company requesting its agreement thereto and the Company fails to object thereto within thirty

(30) days of its receipt, the amended fee schedule shall be deemed to be agreed upon by the Company and the Trustee.  Such expenses and compensation shall be a charge on the Fund and shall constitute a lien in favor of the

Trustee until paid by the Company.





                                ARTICLE VI



              6.1  The Trustee shall maintain records with respect to the

Fund that show all its receipts and disbursements hereunder.  The records of the Trustee with respect to the Fund shall be open to inspection by the

Company or its representatives and by the Executive at all reasonable times during normal business hours of the Trustee and may be audited not more frequently that once each fiscal year by an independent certified public accountant engaged by the Company; provided, however, the Trustee shall be entitled to additional compensation from the Company in respect of audits or auditors' requests which the Trustee determines to exceed the ordinary course of the usual scope of such examinations of its records.



              6.2  Within a reasonable time after the close of each fiscal year of the Company (or, in the Trustee's discretion, at more frequent intervals), or of any termination of the duties of the Trustee hereunder,

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


the Trustee shall prepare and deliver to the Company and the Executive a statement of transactions reflecting its acts and transactions as Trustee during such fiscal year, portion thereof or during such period from the close of the last fiscal year or last statement period to the termination of the Trustee's duties, respectively, including a statement of the then current value of the Fund.  Any such statement shall be deemed an account stated and accepted and approved by the Company, and the Trustee shall be relieved and discharged, as if such account had been settled and allowed by a judgment or decree of a court of competent jurisdiction, unless protested by written notice to the Trustee within sixty (60) days of receipt thereof by the Company or the Executive.



              The Trustee shall have the right to apply at any time to a court of competent jurisdiction for judicial settlement of any account of the Trustee not previously settled as herein provided or for the determination of any question of construction or for instructions.  In any such action or proceeding it shall be necessary to join as parties only the

Trustee, the Company and the Executive (although the Trustee may also join such other parties as it may deem appropriate), and any judgment or decree entered therein shall be conclusive.





                                ARTICLE VII



              7.1  The Trustee may resign at any time by delivering written notice thereof to the Company and the Executive; provided, however, that no such resignation shall take effect until the earlier or (i) sixty (60) days



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


from the date of delivery of such notice to the Company and the Executive or (ii) the appointment of a successor trustee.



              7.2  The Trustee may be removed at any time by the Company,

pursuant to a resolution of the Board of Directors of the Company, upon delivery to the Trustee of a certified copy of such resolution and sixty

(60) days written notice to the Trustee and the Executive of (i) such removal and (ii) the appointment of a successor trustee, unless such notice period is waived in whole or in part by the Trustee and the Executive.



              7.3  Upon the resignation or removal of the Trustee, a

successor trustee shall be appointed by the Company.  Such successor trustee shall be a bank or trust company established under the laws of the

United States or a state within the United States and having either total assets (including assets of a bank holding company of which the bank is a member) of at least $25 billion or trust assets of at least $1 billion.

Such appointment shall take effect upon the delivery to the Trustee and the

Executive of (a) a written appointment of such successor trustee, duly executed, by the Company and (b) a written acceptance by such successor trustee, duly executed thereby.  Any successor trustee shall have all the rights, powers and duties granted the Trustee hereunder.



              7.4  If, within sixty (60) days of the delivery of the

Trustee's written notice of resignation, a successor trustee shall not have been appointed, the Trustee shall apply to any court of competent jurisdiction for the appointment of a successor trustee.





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              7.5  Upon the resignation or removal of the Trustee and the appointment of a successor trustee, and after the acceptance and approval of its account, the Trustee shall transfer and deliver the Fund to such successor trustee.  Under no circumstances shall the Trustee transfer or deliver the Fund to any successor trustee which is not a bank or trust company having either total assets (including assets of a bank holding company of which the bank is a member) of at least $25 billion or trust assets of at least $1 billion.





                               ARTICLE VIII



              8.1  The Trust established pursuant to this Agreement shall terminate upon the actual or deemed withdrawal by the Executive of all amounts in the Fund, as provided in Section 2.4, and in the Executive's

Segregated Account.  The Trust also shall terminate upon the expiration of sixty (60) days following the Executive's termination of employment (by retirement or otherwise), unless the Trustee and the Executive agree to continue the Trust thereafter upon such terms as they may agree, but in the event of such continuation the Company shall have no further obligations under this Agreement with respect to matters relating to such continuation,

including expenses and compensation of the Trustee, as provided in Section

5.2, and indemnification of the Trustee as provided in Section 3.2.



              8.2  Upon the termination of the Trust by reason of the death of the Executive, or by reason of the Executive's termination of employment other than by death if the Trust has not been continued by agreement between the Trustee and the Executive, the Trustee shall distribute the

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


Fund as directed by the Executive or, in the absence of such direction,

shall distribute all of the Fund to the Executive's Segregated Account, if

any, or if there is no such Segregated Account to the Executive, or in the event of the Executive's death his personal representative, after deducting therefrom any amounts owing to the Trustee under this Agreement which have not been paid by the Company.  Upon any termination of the Trust in accordance with Article VIII, the Trustee shall, after the acceptance and approval of its account, be relieved and discharged.  The powers of the

Trustee, including the right to receive compensation for services and payment of expenses, as provided in Section 5.2, shall continue as long as any part of the Fund remains in its possession.





                                ARTICLE IX



              9.1  This Agreement may be amended, in whole or in part, at any time and from time to time, by the Company with the written consent of the Executive and the Trustee.  Any such amendment by the Company shall be pursuant to a resolution of the Board of Directors of the Company by delivery to the Trustee of a certified copy of such resolution and a written instrument duly executed and acknowledged by the Company and the

Executive in the same form as this Agreement.





                                 ARTICLE X



              10.1  This Agreement shall be construed and interpreted

under, and the Trust hereby created shall be governed by, the laws of the

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State of Illinois insofar as such laws do not contravene any applicable federal laws, rules or regulations.



              10.2  Neither the gender nor the number (singular or plural)

of any word shall be construed to exclude another gender or number when a different gender or number would be appropriate.



              10.3  This Agreement shall be binding upon and inure to the benefit of the Executive, his estate, personal representative, beneficiary,

heirs and assigns.  This Agreement also shall be binding upon and inure to the benefit of any successor to the Company or its business as the result of merger, consolidation, reorganization, transfer of assets or otherwise and any subsequent successor thereto.  In the event of any such merger,

consolidation, reorganization, transfer of assets or other similar transaction, the successor to the Company or its business or any subsequent successor thereto shall promptly notify the Trustee in writing of its successorship and furnish the Trustee with the information specified in

Section 3.1 of this Agreement.  In no event shall any such transaction described herein suspend or delay the rights of the Executive to receive benefits hereunder.



              10.4  This Agreement may be executed in any number of

counterparts, each of which shall be deemed to be an original, but all of which shall together constitute only one Agreement.



              10.5  All notices and other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when actually delivered to the respective addresses set forth below:

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




               Company:  The Franklin Life Insurance Company

                         #1 Franklin Square

                         Springfield, Illinois  62713

                         Attn:  Senior Vice President

                                and General Counsel



               Trustee:  Bank One, Springfield

                         East Old State Capitol Plaza

                         Springfield, Illinois  62701



               Executive: Howard C. Humphrey

                         R.R. #6

                         Springfield, Illinois  62707



or at such other address as such person may specify in writing by notice as set forth above to the other persons listed above.





                                ARTICLE XI



              11.1  In consideration of the establishment of the Fund,

Executive consents to the distribution from time to time of the assets of the trust established pursuant to the Trust Agreement made as of the 25th day of January, 1990, among the Company, The Marine Bank of Springfield and

Milliman & Robertson established to provide a source of Executive's benefits under the Plan, in amounts to be used for the making of contributions to the Trust or Segregated Account of the Executive as provided in Section 1.2, or the making of payments to the Executive (or

Surviving spouse or other beneficiary) pursuant to the Plan.



              IN WITNESS WHEREOF, the parties hereto have caused this Trust

Agreement to be duly executed this 16th day of December, 1993.




Attest:                        THE FRANKLIN LIFE INSURANCE COMPANY



Stephen P. Horvat, Jr.         By   James M. Quigley
- ---------------------------       ---------------------------------



Attest:                        BANK ONE SPRINGFIELD



Suzanne [Last name illegible]  BY   Michael W. Ference
- ---------------------------       ---------------------------------



Witness:                       HOWARD C. HUMPHREY



Stephen P. Horvat, Jr.         Howard C. Humphrey
- ---------------------------    ------------------------------------



STATE OF ILLINOIS )
                  :  ss.:
COUNTY OF MACOUPIN)


         Personally appeared JAMES M. QUIGLEY, Vice President, - Director of Human Resources of THE FRANKLIN LIFE INSURANCE COMPANY, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such Vice President and the free act and deed of said Company before me.



                                        Rose M. Lenn
                               -------------------------------------
                                        Notary Public
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



STATE OF ILLINOIS )
                  :  ss.:
COUNTY OF MACOUPIN)


         Personally appeared Michael W. Ference of BANK ONE SPRINGFIELD, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such Vice President and the free act and deed of said Corporation before me.


                                        Monica M. Malin
                               -------------------------------------
                                        Notary Public


STATE OF ILLINOIS )
                  :  ss.:
COUNTY OF SANGAMON)


         Personally appeared HOWARD C. HUMPHREY, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed before me.


                                        Rose M. Lenn
                               -------------------------------------
                                        Notary Public


























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